Exhibit 10.2 FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT GRANT AGREEMENT PURSUANT TO THE BRISTOW GROUP INC. 2021 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of August 3, 2021 (the “Date of Grant”), between Bristow Group Inc., a Delaware corporation (the “Company”), and [•] (the “Participant”). RECITALS: WHEREAS, on August 3, 2021, the stockholders of the Company approved the Bristow Group Inc. 2021 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and WHEREAS, the Board and the Committee have determined that it would be in the best interests of the Company and its stockholders to issue and grant to the Participant pursuant to the Plan, and the Participant desires to accept, restricted stock units (“Restricted Stock Units” or “RSUs”) covering shares of the Company’s common stock (“Common Stock”), upon the terms and subject to the conditions hereinafter provided. NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows: 1. Grant of Restricted Stock Units; Dividend Equivalents. Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Participant [•] Restricted Stock Units. Except as otherwise provided herein including, without limitation, the provisions of Paragraph 3 hereof, the Participant is hereby granted a Dividend Equivalent (as defined in the Plan) with respect to each Restricted Stock Unit, provided, however, that, prior to the record date for any dividend, the Committee shall determine, in its sole discretion, whether (i) the Participant shall immediately receive the dividend with respect to a Dividend Equivalent on the payment date, notwithstanding the vesting date of the corresponding Restricted Stock Unit as set forth in Paragraph 2 below or (ii) the amount of the dividend otherwise payable on the Dividend Equivalent shall be held in escrow from and after the dividend payment date until the corresponding Restricted Stock Unit vests, at which time the amount of the dividend shall be paid to the Participant. 2. Vesting. (a) Subject to the terms and conditions set forth herein and in the Plan, the Restricted Stock Units shall vest as to 100% of the Restricted Stock on August 3, 2022, subject to the Participant’s continued service on such date (the “Vesting Date”). Notwithstanding the foregoing, the Restricted Stock Units shall vest immediately, without any action on the part of the Company (or its successor as applicable) or the Participant if, prior to a Forfeiture (as defined below) by the Participant, any of the following events occur (and the date of such event will be the Vesting Date): (i) the death of the Participant;

(ii) the Participant becomes Disabled (as defined below); or (iii) the occurrence of a Change in Control (as defined below). (b) As used in this Agreement: “Disabled” shall mean that by reason of injury or illness (including mental illness) the Participant shall be unable to perform his or her director duties for 90 consecutive days or 120 days in a 12-month period. 3. Forfeiture. Except as set forth in Paragraph 2(a) hereof, upon termination of the Participant’s service as a director of the Company, any unvested Restricted Stock Units and unvested Dividend Equivalents shall not vest and shall immediately thereupon be forfeited by the Participant to the Company without any consideration therefor (a “Forfeiture”). 4. Issuance of Common Stock. Within 30 days following the Vesting Date (but no later than March 15 of the year following the year of vesting), the Company shall, subject to any required tax withholding as provided in the Plan, issue to the Participant one share of Common Stock (in certificate or electronic form) in settlement of such vested Restricted Stock Unit, together with any vested dividends, if applicable, and such Restricted Stock Unit and corresponding Dividend Equivalent shall be cancelled. For clarity, the Participant shall have no rights as a stockholder of the Company, no dividend rights (except with respect to Dividend Equivalents) and no voting rights, with respect to the Restricted Stock Units or any shares underlying or issuable in respect of such Restricted Stock Units until such shares are actually issued to and held of record by the Participant. 5. Transferability. The Participant shall not transfer or assign the Restricted Stock Units or Dividend Equivalents except as permitted in accordance with Article XI of the Plan. 6. Adjustment. The Restricted Stock Units and Dividend Equivalents may be adjusted by the Committee in accordance with Article XI of the Plan. 7. Notices. Any notice required or permitted hereunder shall be deemed given only when delivered personally or when deposited in a United States Post Office as certified mail, postage prepaid, addressed, as appropriate, if to the Participant, at such address as the Company shall maintain for the Participant in its personnel records or such other address as he or she may designate in writing to the Company, and if to the Company, at 3151 Briarpark Drive, Suite 700, Houston, Texas 77042, Attention: General Counsel or such other address as the Company may designate in writing to the Participant. 8. Entire Agreement. This Agreement and the Plan contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, discussions and understandings (whether oral or written and whether express or implied) with respect to such subject matter. If there is any inconsistency between the terms of the Plan and the terms of this Agreement, the Plan’s terms shall supersede and replace the conflicting term of this Agreement. 9. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

10. Tenure. The Participant’s right, if any, to continue to serve as a director of the Company or any of its subsidiaries shall not be enlarged or otherwise affected by the award hereunder or his or her designation as a participant under the Plan. 11. Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and the Participant, his executors, administrators, personal representatives and heirs. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof. 12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to principles and provisions thereof relating to conflict or choice of laws. 13. Amendment and Termination. This Agreement may not be amended or terminated unless such amendment or termination is in writing and duly executed by each of the parties hereto. 14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. 15. Construction. In the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Plan, the Plan will govern and prevail; provided, however, that in the case of any conflict or ambiguity pertaining to a Change in Control, this Agreement will govern and prevail. The construction of and decisions under the Plan and this Agreement are vested in the Committee, whose determinations shall be final, conclusive and binding upon the Participant. 16. Compliance with Section 409A. The compensation payable to the Participant pursuant to this Agreement is intended to be exempt from or compliant with Section 409A of the Code, and this Agreement and the Plan shall be administered and construed to the fullest extent possible to reflect and implement such intent. 17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to this Agreement by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive all applicable documentation by electronic delivery and to participate in the Plan through an on-line or voice activated system established and maintained by the Company or a third party vendor designated by the Company. [Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Agreement on the date and year first above written. Bristow Group Inc. [•] The undersigned hereby accepts, and agrees to, all terms and provisions of this Agreement as of the date and year first above written. [•]